                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  July 29, 2005
                                                 -------------------------------

                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

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               Delaware                                 0-25716                              13-3492802
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(State or other jurisdiction                          (Commission                           (IRS Employer
 of incorporation)                                   File Number)                        Identification No.)

529 Fifth Avenue, New York, New York                                                                            10017
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(Address of principal executive offices)                                                                   (Zip Code)
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Registrant's telephone number, including area code   (212) 808-2800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On July 29, 2005, Finlay Fine Jewelry Corporation ("Finlay
Jewelry"), a wholly-owned subsidiary of Finlay Enterprises, Inc., and eFinlay,
Inc., a wholly-owned subsidiary of Finlay Jewelry, entered into an eighth amendment (the "Amendment"), with Sovereign Bank, Sovereign Precious Metals, LLC and Commerzbank International S.A., to Finlay Jewelry's Amended and Restated
Gold Consignment Agreement, dated as of March 30, 2001, as amended (the "Gold
Consignment Agreement"). Among other things, the Amendment extends the maturity date of the Gold Consignment Agreement generally to October 31, 2007 and establishes financial covenants (including minimum earnings and fixed charge coverage ratio requirements and certain maximum debt limitations) which shall apply during the extended term of the Gold Consignment Agreement.

            The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

           The information disclosed in Item 1.01 of this Current Report on Form
8-K with respect to the Amendment in respect of the Gold Consignment Agreement is hereby incorporated into this Item 2.03.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

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                  EXHIBIT NO.                       DESCRIPTION
                  -----------                       ------------

                  10.1                              Eighth Amendment, dated as
                                                    of July 29, 2005, among
                                                    Sovereign Bank, Sovereign
                                                    Precious Metals, LLC
                                                    (Sovereign Bank and
                                                    Sovereign Precious Metals,
                                                    LLC individually and as
                                                    agents), Commerzbank
                                                    International S.A., Finlay
                                                    Fine Jewelry Corporation and
                                                    eFinlay, Inc. to the Amended
                                                    and Restated Gold
                                                    Consignment Agreement, dated
                                                    as of March 30, 2001, as
                                                    amended.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FINLAY ENTERPRISES, INC.

Date:  August 4, 2005   By: /s/ Bruce E. Zurlnick
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                            Bruce E. Zurlnick
                            Senior Vice President, Treasurer and Chief Financial
                            Officer